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ENDORSEMENT NO. 10

Attached to and made a part of
AGREEMENT OF REINSURANCE
NO. 7448
between
GENERAL REINSURANCE CORPORATION
and
PAULA INSURANCE COMPANY
AGRI-COMP INSURANCE COMPANY

    IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 a.m., October 1, 1998, this Agreement is amended as follows:

  I
  Sub-paragraph (c) in Article II - GENERAL CONDITIONS, DEFINITIONS AND INTERPRETATIONS is amended to read as follows:

    "(c) Company Retention

    The Company and its underlying reinsurers shall retain for its own account the entire amount set forth as the Company Retention; however, this requirements shall be satisfied if such amount is retained by the Company or its affiliated companies under common management or common ownership or both."

  II
  Sub-paragraph (c) in Exhibit A is amended to read as follows:

    "(c) Net Loss

    This term shall mean all payments by the Company, adjusted in accordance with the section entitled ADJUSTED DOLLAR COVERAGE, in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and after deduction of amounts due from all inuring facultative reinsurance, whether collectible or not and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY."

  III
  Sub-paragraph (c) in Exhibit B is amended to read as follows:

    "(c) Net Loss

    This term shall mean all payments by the Company, in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and after deduction of amounts due from all other reinsurance, except underlying reinsurance, and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY."

    IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 26th day of January, 1999.

                      GENERAL REINSURANCE CORPORATION

                      /s/ Anthony J. Anastanio

                      Senior Vice President

Attest: /s/ Melinda Kwan

                      PAULA INSURANCE COMPANY

                      AGRI-COMP INSURANCE COMPANY

                      /s/ Jeffrey A. Snider

Attest: /s/ Bradley K. Servin

Endorsement No. 10
Agreement No. 7448

ENDORSEMENT NO. 11

Attached to and made a part of
AGREEMENT OF REINSURANCE
NO. 7448
between
GENERAL REINSURANCE CORPORATION
and
PAULA INSURANCE COMPANY
AGRI-COMP INSURANCE COMPANY

    IT IS MUTUALLY AGREED, that as respects claims and losses resulting from accidents taking place at and after 12:01 A.M., July 1, 2000, the first paragraph of Section 11—ANNUAL AGGREGATE DEDUCTIBLE of Exhibit A of this Agreement is amended to read:

    "In addition to the Company Retention set forth in the section entitled LIABILITY OF THE REINSURER, the Company shall retain, as respects all accidents taking place during each Annual Period that this Exhibit is in force, an annual aggregate deductible equal to 2.0% of the Company's earned premium."

    IT IS FURTHER AGREED that, as respects claims and losses resulting from accidents taking place at and after 12:01 A.M., October 1, 2000, Exhibit A of this Agreement is amended as follows:

  I
  Sub-paragraph (c) in Section 2—DEFINITIONS AND INTERPRETATIONS is amended to read:

    "(c) Net Loss

    This term shall mean all payments by the Company, in settlement of claims or losses, payment of compensation or other benefits, or satisfaction of judgments or awards, after deduction of salvage, and after deduction of amounts due from all inuring facultative reinsurance, whether collectible or not and shall exclude adjustment expense and payments or liability in excess of the Company's policy limit(s); however in the instance of the insolvency of the Company, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY."

  II
  Section 7—ADJUSTED DOLLAR COVERAGE is deleted.

    IT IS FURTHER AGREED that as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M. October 1, 2000, and policies of the Company in force at 12:01 A.M., October 1, 2000, Section 4 is amended to read:

"Section 4—REINSURANCE PREMIUM

    The Company shall pay to the Reinsurer:

  (a)
  For the First Excess Cover, a net rate of [      ] of the Company's earned premium for Workers' Compensation and Employers' Liability Business:

  (b)
  For the Second Excess Cover, a net rate of [      ] of the Company's earned premium for Workers' Compensation and Employers' Liability Business."

    IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 16th day of October, 2000.

                      GENERAL REINSURANCE CORPORATION
                      /s/ Anthony J. Anastanio
                      Senior Vice President

Attest: /s/ Melinda Kwan

                      PAULA INSURANCE COMPANY
                      AGRI-COMP INSURANCE COMPANY

                      /s/ Jeffrey A. Snider

Attest: /s/ James J. Muza

Endorsement No. 11
Agreement No. 7448

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ENDORSEMENT NO. 10 Attached to and made a part of AGREEMENT OF REINSURANCE NO. 7448 between GENERAL REINSURANCE CORPORATION and PAULA INSURANCE COMPANY AGRI-COMP INSURANCE COMPANY
ENDORSEMENT NO. 11 Attached to and made a part of AGREEMENT OF REINSURANCE NO. 7448 between GENERAL REINSURANCE CORPORATION and PAULA INSURANCE COMPANY AGRI-COMP INSURANCE COMPANY